UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2023

DUET Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41237	87-2744116
(Commission File Number)	(IRS Employer Identification No.)

V03-11-02, Designer Office,

V03, Lingkaran SV, Sunway Velocity,

Kuala Lumpur, Malaysia 55100

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code +60-3-9201-1087

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	DUETU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	DUET	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	DUETW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Business Combination Agreement

As previously disclosed, DUET Acquisition Corp., a Delaware corporation (“DUET”), entered into a binding letter of intent with Fenix 360 Pte. Ltd., a Singapore private company limited by shares (the “Target”), on July 6, 2023, pursuant to which DUET agreed to acquire all of the outstanding equity interests of the Target. On November 28, 2023, DUET and the Target entered into a definitive Business Combination Agreement and Plan of Merger (the “Business Combination Agreement”). DUET and the Target are sometimes referred to this Current Report on Form 8-K, individually, as a “Party” and, collectively, as the “Parties.”

Domestication

Pursuant to and upon the closing (the “Closing”) of the transactions contemplated in the Business Combination Agreement (collectively, the “Business Combination”), DUET will transfer by way of continuation from the State of Delaware to the Cayman Islands and domesticate (the “Domestication”) as a Cayman Islands exempted company limited by shares in accordance with Section 390 of the Delaware General Corporation Law, as amended, and Part XII of the Cayman Islands Companies Act, as amended (the “Cayman Companies Act”).

In connection with the Domestication, (a) each share of DUET’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), that is issued and outstanding immediately prior to the Domestication shall become one ordinary share of DUET (the “DUET Ordinary Shares”), (b) each share of DUET’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), that is issued and outstanding immediately prior to the Domestication shall become one DUET Ordinary Share, (c) each warrant of DUET that is outstanding immediately prior to the Domestication shall, from and after the Domestication, represent the right to purchase one DUET Ordinary Share at an exercise price of $11.50 per share on the terms and subject to the conditions set forth in the Warrant Agreement, dated January 19, 2022 by and between DUET and Continental Stock Transfer & Trust Company, and (d) the governing documents of DUET shall be amended and restated in the form of the amended and restated memorandum and articles of association of DUET in a form to be mutually agreed between the Parties (the “DUET A&R Charter”), and, as so amended and restated, the DUET A&R Charter will be the memorandum and articles of association of DUET until thereafter amended in accordance with the terms thereof and the Cayman Companies Act.

Business Combination

Pursuant to the Business Combination Agreement, as consideration for the Business Combination, the shareholders of the Target (each, a “Target Shareholder” and, together, the “Target Shareholders”) are entitled to receive an aggregate of 61,000,000 DUET Ordinary Shares, valued at $10.00 per share for an aggregate value equal to $610,000,000. Each Target Shareholder will be entitled to receive, in accordance with terms of the Business Combination Agreement, one DUET Ordinary Share for each share of the Target (the “Target Ordinary Shares”) held by such Target Shareholder (the “Exchange Consideration”). As of the Effective Time (as defined in the Business Combination Agreement), each Target Shareholder, upon receiving the Exchange Consideration, shall cease to have any other rights in and to the Target.

Upon the terms and subject to the conditions of the Business Combination Agreement, at or prior to the Closing, each Target Shareholder will deliver to Continental Stock Transfer & Trust Company (the “Exchange Agent”) a share exchange agreement in the form mutually agreed to between the Parties (a “Share Exchange Agreement”) that has been duly executed by that Target Shareholder, surrender any original certificates for the Target Ordinary Shares held by such Target Shareholder, and deliver such other documents reasonably requested by DUET. In exchange, DUET will issue and cause the Exchange Agent to deliver to each Target Shareholder the amount of DUET Ordinary Shares due to such Target Shareholder pursuant to the Business Combination Agreement.

Representations and Warranties; Covenants

Pursuant to the Business Combination Agreement, the Parties made customary representations and warranties for transactions of this type.

The Business Combination Agreement includes certain covenants that are customary for transactions of this type, including obligations of the Parties to use reasonable best efforts to operate their respective businesses in the ordinary course and to refrain from taking certain specified actions without the prior written consent of the applicable party, in each case, subject to certain exceptions and qualifications. The Parties have agreed not to solicit, negotiate, or enter into a competing transaction. Additionally, the Target has agreed to certain other covenants, including to (a) deliver the PCAOB Financials (as defined in the Business Combination Agreement) to DUET no later than December 11, 2023, (b) conclude investigations, examinations and diligence with respect to certain agreed-upon items by December 12, 2023 (the “Due Diligence Period”), and (c) onboard certain employees of one of the Target’s primary software developers. The covenants in the Business Combination Agreement generally will not survive the Closing, subject to certain exceptions, including certain covenants and agreements that by their terms are to be performed in whole or in part after the Closing.

Reserve Against Certain Liabilities

Certain of the Target Shareholders (the “Legacy Shareholders”) are to deposit with the Escrow Agent at Closing their pro rata portion of an aggregate of 4,500,000 DUET Ordinary Shares otherwise issuable to the Legacy Shareholders as Exchange Consideration (the “Escrow Shares”). The Escrow Shares are subject to a quarterly release following the Closing and are reserved to cover losses arising out of or in connection with the Target’s rescission plan for tokens that were issued by management of the Target, any pending or threatened legal proceedings required to be disclosed by the Target, and any other matters mutually agreed upon by the Parties (collectively, the “Covered Matters”). To the extent the Target incurs losses based on an action against the Target or its affiliates by any third party with respect to the Covered Matters, the Legacy Shareholders consent to and agree to reasonably and promptly allow the post-Closing company to redeem an aggregate number of Escrow Shares with a value equal to the amount of such loss incurred by the post-Closing company therefrom, with the value of the Escrow Shares to be determined using the
5-Day VWAP of the DUET Ordinary Shares.

Conditions to Obligations of Both Parties at Closing

The obligations of the Parties to consummate the Business Combination are subject to the satisfaction of the following conditions, any one or more of which may be waived by in writing by either or both of the Parties: (a) DUET stockholder approval of the Business Combination has been obtained; (b) all of the Target Shareholders have submitted a Share Exchange Agreement and have exchanged all of the Target Ordinary Shares for the DUET Ordinary Shares in accordance with the terms of the Business Combination Agreement no later than the date of the DUET Stockholders’ Meeting (defined below); (c) the Proxy/Registration Statement (as defined below) shall have become effective under the Securities Act of 1933, as amended (the “Securities Act”), and no stop order suspending the effectiveness of the Proxy/Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the U.S. Securities and Exchange Commission (the “SEC”) and not withdrawn; (d) the Nasdaq Stock Market LLC (“Nasdaq”) shall have completed its review of the “Listing of Additional Shares Notification Form” filed by DUET with Nasdaq with respect to the DUET Ordinary Shares to be issued in connection with the Business Combination; (e) no Exchange Objection (as defined in the Business Combination Agreement) shall have been raised, or any such Exchange Objection which has been raised shall have been addressed; (f) no federal, state, provincial, municipal, local or foreign government, governmental authority, taxing, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court or tribunal (“Governmental Authority”) shall have enacted, issued, promulgated, enforced or entered any statute, law, ordinance, rule, order, or regulation (“Law”) that is then in effect and which has the effect of making the Business Combination illegal or which otherwise prevents or prohibits consummation of the Business Combination, other than any such restraint that is immaterial, or for which the relevant Governmental Authority does not have jurisdiction over either of the parties hereto with respect to the Business Combination; and (g) all Closing deliverables required under the Business Combination Agreement have been provided.

Conditions to Obligations of DUET at Closing

Pursuant to the Business Combination Agreement, the obligations of DUET to consummate, or cause to be consummated, the Business Combination are subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by DUET: (a)(i) the representations and warranties of the Target regarding the capitalization of the Target are true and correct in all respects of the date of the Closing except with respect to such representations and warranties speaking to an earlier date, which shall be true and correct at and as of such date, subject to changes made to the Business Combination Agreement, (ii) the Target’s Fundamental Representations (as defined in the Business Combination Agreement) other than those regarding the capitalization of the Target shall be true and correct as of the date of the Closing, subject to certain qualifications and exceptions, and (iii) each of the representations and warranties of the Target other than the Target’s Fundamental Representations shall be true and correct as of the date of the Closing, subject to certain qualifications and exceptions; (b) each of the covenants of the Target to be performed as of or prior to the Closing shall have been performed in all material respects; (c) there shall not have occurred a Company Material Adverse Effect (as defined in the Business Combination Agreement); (d) each of the Restrictive Covenant Agreements (as defined in the Business Combination Agreement) with each of the Key Executives (as defined in the Business Combination Agreement) shall be in full force and effect at Closing; (e) the Target’s unaudited consolidated statement of financial positions and consolidated statements of comprehensive income, changes in equity and cash flows of the Target and its Subsidiaries as of and for the nine-month period ended September 30, 2023, which comply with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act applicable to a registrant shall have been provided; and (f) all closing deliveries required by the Business Combination Agreement shall have been delivered.

Conditions to Obligations of the Target at Closing

The obligation of the Target to consummate is subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by the Target: (a) subject to certain qualifications and exceptions in each: (i) the representations and warranties of DUET regarding the capitalization of DUET shall be true and correct as of the Closing, (ii) DUET’s Fundamental Representations (as defined in the Business Combination Agreement) other than those regarding the capitalization of DUET shall be materially true and correct as of date of the Closing, subject to certain exceptions, and (iii) each of the representations and warranties of DUET contained in the Business Combination Agreement other than those regarding organization, due authorization, absence of changes, capitalization, and brokers’ fees shall be true and correct as of Closing; (b) the Class A Common Stock shall remain listed on the Nasdaq Global Market; and (c) each of the covenants of DUET to be performed as of or prior to the Closing shall have materially been performed.

Termination

The Business Combination Agreement may be terminated and the transactions therein may be abandoned: (a) by DUET pursuant to a failure of the Target to deliver timely the PCAOB Financials, or comply with the requests of DUET during the Due Diligence Period; (b) by DUET if the Proxy/Registration Statement is not declared effective or such effectiveness is materially delayed due to any action or omission by the Target; (c) by the Target if DUET is de-listed from the Nasdaq Global Market for any reason other than a breach by the Target or Legacy Shareholders of obligations to the Business Combination Agreement; (d) by mutual written consent of all Parties; (e) by DUET or the Target if any Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law or order that is then in effect and which has the effect of making the Business Combination illegal or which otherwise prevents or prohibits their consummation; (f) by DUET if (i) there is a breach of any representation, warranty, covenant or agreement on the part of the Target, such that the conditions obligating DUET to close would not be satisfied, subject to a 30 day cure period for the Target, or (ii) the Closing has not occurred on or before the date on which the DUET charter expires and the Parties agree it shall not be extended (the “Agreement End Date”), unless DUET is in material breach of the Business Combination Agreement; (g) by DUET if the original certificates for the Target duly endorsed for transfer to DUET have not been submitted for exchange along with duly executed Share Exchange Agreements from the Target Shareholders by the date of the DUET Stockholders’ Meeting; (h) by the Target by written notice to DUET if (i) there is any breach of any representation, warranty, covenant or agreement on the part DUET set forth in the Business Combination Agreement, such that the conditions obligating the Target to close would not be satisfied at Closing, subject to a 30 day cure period for DUET upon notice, or (ii) the Closing has not occurred on or before the Agreement End Date, unless the Target is in material breach of the Business Combination Agreement; or (i) if the resolution of outstanding accrued underwriting fees payable to EF Hutton, division of Benchmark Investments LLC, are not resolved, in a manner satisfactory to both DUET and the Target before the Closing. In the event the Business Combination Agreement is terminated pursuant to (a), (b) or (f) above, the Target shall pay DUET $3,500,000 within 10 days of such termination.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Business Combination Agreement provides investors with information regarding its terms and is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Business Combination Agreement were made as of the execution date of the Business Combination Agreement only and are qualified by information in confidential disclosure schedules provided by the parties in connection with the signing of the Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual statements of fact about the parties.

Target Holders Support Agreement and Joinders

Concurrently with entering into the Business Combination Agreement, each Legacy Shareholder has executed (i) a Holders Support Agreement (each a “Target Holders Support Agreement”), pursuant to which the Legacy Shareholders have agreed among other things, to (a) vote against any proposals at any meeting of the stockholders of the Target and withhold any written consent to any proposal that would impede in any material respect any of the transactions contemplated in the Business Combination Agreement or such Target Holders Support Agreement and (b) not to transfer any Target Ordinary Shares held by such Legacy Shareholders; and (ii) a joinder agreement (each a “Joinder Agreement”) pursuant to which each Legacy Shareholder approves and adopts the Business Combination Agreement.

The foregoing description is only a summary of the Target Holders Support Agreements and the Joinder Agreements and is qualified in its entirety by reference to the full texts of the Target Holders Support Agreements and the Joinder Agreements, forms of which are filed as Exhibits 10.1 and 10.2 hereto and incorporated by reference herein.

Sponsor Support Agreement

Concurrently with entering into the Business Combination Agreement, DUET Partners, LLC, a Delaware limited liability company (the “Sponsor”), DUET and the Target have executed a support agreement (the “Sponsor Support Agreement”), pursuant to which, among other things, the Sponsor shall (i) appear at the DUET Stockholders’ Meeting for purposes of constituting a quorum, and (ii) vote to adopt and approve the Business Combination Agreement.

The foregoing description is only a summary of the Sponsor Support Agreement and is qualified in its entirety by reference to the full text of Sponsor Support Agreement, which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

Lock-up Agreement

At Closing, the directors and officers of the Target, Target Shareholders holding at least 85% of the Target Ordinary Shares at Closing, and the promoters of DUET’s initial public offering will enter into a lock-up agreement, in a form to be mutually agreed by the Parties, which shall become effective as of the Closing and pursuant to which the parties thereto will agree to a lock-up period of 180 days following the Closing for the DUET Ordinary Shares held by such parties.

Registration Rights Agreement

At Closing, DUET, the Sponsor, the Target Shareholders and their respective affiliates will enter into a registration rights agreement in a form acceptable to DUET and its counsel, effective as of the closing.

PIPE Investment

From the date of the Business Combination Agreement through the earlier of the Closing or valid termination of the Business Combination Agreement (the “Interim Period”), the Parties will use reasonable efforts to enter into subscription agreements in form and substance mutually acceptable to DUET and the Target (the “Subscription Agreements”) with certain investors (the “PIPE Investors”) and will (a) satisfy on a timely basis all conditions and under the Subscription Agreements; (b) consummate transactions contemplated by the Subscription Agreements if all conditions are satisfied; (c) confer with one another regarding timing of the expected Closing Date of the Subscription Agreements (as defined therein); (d) deliver notices to cause counterparties to fund their obligations; and (e) cause applicable PIPE Investors to pay to DUET the applicable portion of their investment amount.

Proxy/Registration Statement

As promptly as reasonably practicable after the execution of this Business Combination Agreement, the Target and DUET shall prepare, and DUET shall file with the SEC, a registration statement on Form F-4 (as amended or supplemented from time to time, and including a proxy statement, the “Proxy/Registration Statement”) among other things, registering DUET Ordinary Shares issuable to the Target Shareholders pursuant to the Business Combination Agreement and relating to the DUET Stockholders’ Meeting to approve and adopt: (A) the Business Combination Agreement, the other Transaction Documents (as defined in the Business Combination Agreement), the Business Combination (and to the extent required, issuance of any shares in connection with the PIPE Investment), (B) the approval of the DUET A&R Charter, (C) the approval for purposes of complying with applicable listing rules of Nasdaq, of the issuance of DUET Ordinary Shares as contemplated in the Business Combination Agreement and the PIPE Investment; (D) the adjournment of the DUET Stockholders’ Meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing or any proposal in (E); and (E) any other proposals as the SEC (or a staff member thereof) may indicate are necessary in its comments to the Proxy/Registration Statement or correspondence related thereto and any other proposals as reasonably agreed by DUET and the Target to be necessary or appropriate in connection with the transactions contemplated in the Business Combination Agreement.

Item 7.01. Regulation FD Disclosure.

On November 28, 2023, DUET issued a press release announcing the entry into the Business Combination Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information and Where to Find It

As discussed above, DUET intends to file the Proxy/Registration Statement with the SEC, which Proxy/Registration Statement will be delivered to its stockholders once definitive. This document does not contain all the information that should be considered concerning the Business Combination and the other matters for stockholder approval (the “Stockholder Approval Matters”) and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination and the other Stockholder Approval Matters. DUET’s stockholders and other interested persons are advised to read, when available, the Proxy/Registration Statement and the amendments thereto and other documents filed in connection with the Business Combination and other Stockholder Approval Matters, as these materials will contain important information about DUET, the Target, the Business Combination and the other Stockholder Approval Matters. When available, the Proxy/Registration Statement and other relevant materials for the Business Combination and other Stockholder Approval Matters will be mailed to stockholders of DUET as of a record date to be established for voting on the Business Combination and the other Stockholder Approval Matters. Stockholders will also be able to obtain copies of the Proxy/Registration Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: DUET Acquisition Corp., V03-11-02, Designer Office, V03, Lingkaran SV, Sunway Velocity, Kuala Lumpur, Malaysia 55100.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or PIPE Investment and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

DUET and its directors and executive officers may be deemed participants in the solicitation of proxies from DUET’s stockholders with respect to the Business Combination and related matters. A list of the names of those directors and executive officers and a description of their interests in DUET is contained in DUET’s Registration Statement on Form S-1, as amended, which was initially filed with the SEC on December 3, 2021 and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to DUET Acquisition Corp., V03-11-02, Designer Office, V03, Lingkaran SV, Sunway Velocity, Kuala Lumpur, Malaysia 55100. Additional information regarding the interests of such participants will be contained in the Proxy/Registration Statement when available.

The Target and its directors, managers, and executive officers may also be deemed to be participants in the solicitation of proxies from DUET’s stockholders in connection with the Business Combination and related matters. A list of the names of such parties and information regarding their interests in the Business Combination and related matters will be included in the Proxy/Registration Statement when available.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding the Target’s industry and market sizes, future opportunities for DUET and the Target, DUET’s and the Target’s estimated future results and the transactions contemplated by the Business Combination Agreement, including the implied enterprise value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the transactions contemplated by the Business Combination Agreement. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in DUET’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of the stockholders of DUET or the Target is not obtained; (ii) the inability to complete a PIPE offering in connection with the Business Combination; (iii) the ability to maintain the listing of the DUET’s securities on the Nasdaq Global Market; (iv) the amount of redemption requests made by DUET’s stockholders; (v) failure to realize the anticipated benefits of the Business Combination; (vi) risk relating to the uncertainty of the projected financial information with respect to the Target; (vii) the Target’s exposure to litigation claims and other loss contingencies; (viii) the Target’s exposure to contingent liabilities related to its proposed token rescission plan; (ix) the combined company’s ability to implement its business strategy; (x) the combined company’s ability to maintain, protect, and enhance its brand and protect its intellectual property; (xi) the combined company’s ability to attract prospective users and artists and retain existing users and artists; (xii) competition for users and artists, user and artist engagement time, and advertisers; (xiii) the ability to generate revenues from different types of artist-generated content and services on the engagement platform; (xiv) payment-related risks; (xv) the combined company’s ability to accurately estimate user metrics and other estimates; (xvi) potential disputes or liabilities associated with content made available on the combined company’s engagement platform including assertions of infringement of intellectual property rights; (xvii) dependence upon third-party licenses should the combined company allow streaming; (xviii) the combined company’s lack of control over third-party content providers who are concentrated and can unilaterally affect access to content; (xix) the combined company’s ability to comply with complex license agreements; (xx) the limitations on the combined company’s operating flexibility due to financial commitments required under any potential license agreement; (xxi) the dependence of the combined company’s content and streaming offerings on operating systems, online platforms, hardware, networks, regulations, and standards that the combined company would not control; (xxii) the ability to maintain user data security and prevent breaches to the combined company’s information systems; (xxiii) undetected errors, bugs or vulnerabilities in any potential products; (xxiv) interruptions, delays, or discontinuations in service arising from the combined company’s systems or systems of third parties; (xxv) the ability to manage and remediate attempts to manipulate streams or other forms of artist engagement and content and attempts to gain or provide unauthorized access to certain features of the combined company’s engagement platform; (xxvi) changes in domestic and foreign business, market, financial, political and legal conditions; (xxvii) general economic conditions and other factors affecting consumer confidence, preferences, and behavior; (xxviii) disruption and volatility in the global currency, capital, and credit markets; (xxix) changes in governmental regulation; (xxx) fluctuations in foreign currency; and (xxxi) changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about DUET and the Target or the date of such information in the case of information from persons other than DUET or the Target, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding the Target’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Item 9.01 Exhibits.

Exhibits

2.1*	Business Combination Agreement dated November 28, 2023
10.1	Target Holders Support Agreement Lance J.O. Ford
10.2	Target Holders Support Agreement executed by Allan Klepfisz
10.3	Target Holders Support Agreement executed by Tomas Varga
10.4	Target Holders Support Agreement executed by Charles Alexander Monteiro
10.5	Joinder Agreement executed by Charles Alexander Monteiro
10.6	Joinder Agreement executed by Allan Klepfisz
10.7	Joinder Agreement executed by Tomas Varga
10.8	Joinder Agreement executed by Lance J.O. Ford
10.9	Sponsor Support Agreement dated November 28, 2023
99.1	Press Release, dated November 28, 2023 (furnished only)
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

* Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). DUET agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, DUET has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUET Acquisition Corp.

Date: November 28, 2023	By:	/s/ Dharmendra Magasvaran
Dharmendra Magasvaran
Co-Chief Executive Officer